C5852
HUTS/FD/17-12-09

Convention n° 5852 relative à une avance récupérable portant sur le diagnostic du cancer colorectal par nucleosomics.

ENTRE

La Région wallonne,

Représentée par Monsieur Jean-Marc NOLLET,
Vice-président et Ministre du Développement durable et de la Fonction publique
Place des Célestines, 1 à 5000 - NAMUR

Ci-après dénommée la RÉGION,

D'UNE PART,

ET

ValiBio SA, sise Avenue Georges Lemaître, 25 à 6041 – GOSSELIES
Enregistrée dans la Banque Carrefour des Entreprises sous le numéro 20891006861

Représentée par Patrick J. Rousseau, Administrateur délégué,

Ci-après dénommée l'ENTREPRISE

D'AUTRE PART

IL EST EXPOSÉ CE QUI SUIT :

A. Par l'arrêté ministériel du , la REGION a accordé à l'ENTREPRISE une avance récupérable d'un montant maximal de 1.048.020 euros à charge de l'article 81.01 de la section 18, programme 32, titre II du budget des dépenses de la Région wallonne pour l'année budgétaire 2010.

B. Cet arrêté dispose, en substance, que les relations en découlant font l'objet d'une convention.

PAR CONSÉQUENT, IL EST CONVENU CE QUI SUIT :

1. Définitions

1.1. Au sens de la présente convention, on entend par:
- « ARRÊTÉ D'OCTROI » : l'arrêté visé au point A ci-avant;
- « DÉCRET » : le décret du 3 juillet 2008 relatif au soutien de la recherche, du développement et de l'innovation en Wallonie;
- « ARRÊTÉ RÉGLEMENTAIRE » : l'arrêté du Gouvernement wallon du 18 septembre 2008 relatif au soutien de la recherche, du développement et de l'innovation en Wallonie;
- « ARRÊTÉ INDICATEURS » : l'arrêté du Gouvernement wallon du 30 avril 2008 pris en application de l'article 123 du décret du 3 juillet 2008 relatif au soutien de la recherche, du développement et de l'innovation en Wallonie;
- « RECHERCHE » : l'activité de développement expérimental visée au point A ci-avant ;
- « PHASE DE RECHERCHE » : la période, telle que précisée à l'article 21, au cours de laquelle la RECHERCHE se réalise;
- « RÉSULTATS » : l'ensemble des résultats obtenus au fur et à mesure de la réalisation de la RECHERCHE et des perfectionnements visés à l'article 11.2., constitué notamment des rapports, des plans, des notes de calcul, des cahiers de laboratoire, du savoir-faire, des prototypes, des codes sources, des brevets;
- « DIRECTION GÉNÉRALE » : la Direction générale opérationnelle Économie, Emploi et Recherche;
- « PHASE D'EXPLOITATION » : la période qui, au cas où l'ENTREPRISE a décidé ou est considérée par la REGION comme ayant décidé d'exploiter les RESULTATS, suit immédiatement la PHASE DE RECHERCHE et se termine dès que l'ENTREPRISE cesse d'être tenue au paiement des redevances stipulées à l'article 28;
- « AVANCE » : l'avance récupérable visée par l'ARRÊTÉ D'OCTROI;
- « MONTANT ENGAGÉ » : montant de l'AVANCE mentionnée à l'article 24;
- « MONTANT LIQUIDÉ » : somme des montants réellement versés ;
- « DÉPENSES ADMISSIBLES » : les dépenses que l'AVANCE est appelée à couvrir, sans préjudice des vérifications visées à l'article 9;
- « CHIFFRE D'AFFAIRES » : le montant total hors T.V.A. des facturations relatives aux ventes et aux autres actes d'exploitation et (ou) de commercialisation, après déduction, le cas échéant, des remises aux clients et des frais de port, d'emballage et d'assurance.

1.2. L'article 19 définit certains termes propres aux stipulations particulières de la présente convention.

2. Objet de la présente convention

2.1. La présente convention règle les relations réciproques de la RÉGION et de l'ENTREPRISE concernant :
- la réalisation de la RECHERCHE et son financement par l'AVANCE;
- la valorisation des RÉSULTATS.

2.2. La présente convention s'applique sans préjudice :
- du DÉCRET ;
- de l'ARRÊTÉ RÉGLEMENTAIRE ;
- de l'ARRÊTÉ INDICATEURS ;
- des dispositions légales et réglementaires relatives à la comptabilité et aux aides publiques, notamment les articles 55 à 58 des lois sur la comptabilité de l'État, coordonnées le 17 juillet 1991 ;
- des dispositions légales et réglementaires relatives au fonctionnement du Gouvernement wallon et de ses services, notamment en matière de délégations de pouvoirs.

2.3. Les articles 19 et suivants constituent les stipulations particulières de la présente convention. Ils complètent les stipulations générales et peuvent notamment comporter :
- la description de l'objet de la RECHERCHE ;
- le plan de travail et le calendrier de réalisation de la RECHERCHE ;
- le budget alloué à la RECHERCHE, présenté conformément à l'article 6 ;
- les éléments relatifs à la propriété intellectuelle et à l'exploitation des RÉSULTATS ;
- les modalités d'exploitation des RÉSULTATS ;

3. Organisation des relations entre les parties

3.1. Toute correspondance relative à l'exécution de la présente convention et destinée à la RÉGION est adressée au Directeur général de la DIRECTION GÉNÉRALE, Place de Wallonie 1 – Bât III à 5100 Jambes. Tout changement d'adresse de la REGION ou de l'ENTREPRISE fait l'objet d'une notification écrite aux autres signataires de la présente convention.

3.2. Tout délai exprimé en mois dans la présente convention se calcule de quantième à veille de quantième, depuis le lendemain du jour de l'acte ou de l'événement qui y donne cours. Les jours ouvrables au sens de la présente convention sont les jours autres que les dimanches et jours fériés légaux.

3.3. La RÉGION peut assortir de conditions toute autorisation qu'elle délivre en exécution de la présente convention. Le destinataire de l'autorisation est tenu de les respecter.

4. Modalités générales de réalisation de la RECHERCHE

4.1. Pendant la PHASE DE RECHERCHE, l'ENTREPRISE s'engage :

- à fournir tous les efforts raisonnables dans la limite des DEPENSES ADMISSIBLES pour réaliser la RECHERCHE conformément à ses objectifs, sans cependant garantir de résultat ;

- à n'affecter qu'à la bonne réalisation de la RECHERCHE les éléments dont le coût fait partie des DÉPENSES ADMISSIBLES.

4.2. L'ENTREPRISE ne peut céder la réalisation de la RECHERCHE ou d'une partie de celle-ci, ni la confier à un sous-traitant, quelle que soit la valeur de la prestation confiée au tiers, sans l'autorisation préalable écrite de la RÉGION. Cette autorisation est cependant réputée acquise lorsque la réalisation en sous-traitance de tout ou partie de la RECHERCHE est visée à l'article 23.

La RÉGION n'est pas tenue de financer les dépenses pour lesquelles elle n'a pas accordé l'autorisation requise.

4.3. L'ENTREPRISE s'interdit de poursuivre, pour le compte de tiers, toute recherche portant en tout ou en partie sur l'objet exposé à l'article 20 :

- pendant la PHASE DE RECHERCHE et pendant la PHASE D'EXPLOITATION;
- pendant cent vingt mois à partir de la notification de la renonciation visée à l'article 11.

5. Rapports

5.1. Les rapports d'activités visés à l'article 71 de l'ARRETE REGLEMENTAIRE ont une fréquence trimestrielle, correspondant aux périodes de trois mois s'écoulant à partir du début de la PHASE DE RECHERCHE. Ils exposent, de manière succincte, les travaux relevant de la RECHERCHE qui ont été réalisés, l'état d'avancement par rapport au calendrier de réalisation, les difficultés rencontrées et les prévisions pour les trois mois suivants.

5.2. Les rapports scientifiques et techniques visés à l'article 71 de l'ARRETE REGLEMENTAIRE ont une fréquence semestrielle, correspondant aux périodes de six mois s'écoulant à partir du début de la PHASE DE RECHERCHE. Ils exposent de manière détaillée les RESULTATS atteints et font le point des perspectives de valorisation, du point de vue scientifique, technique, industriel et commercial.

5.3. Dans les trente jours ouvrables suivant la fin de la PHASE DE RECHERCHE, l'ENTREPRISE adresse à la REGION un rapport final comprenant :

- le dernier rapport d'activités;
- le rapport scientifique et technique final, portant sur l'ensemble de la RECHERCHE, accompagné de tous les éléments permettant une bonne compréhension des RESULTATS atteints, tels que notamment les plans, les copies des notes de calcul et des cahiers de laboratoire, les photos et les échantillons.

5.4. Les rapports d'exploitation visés à l'article 71 de l'ARRETE REGLEMENTAIRE ont une fréquence annuelle correspondant aux années civiles de la PHASE D'EXPLOITATION. Ils exposent les divers modes d'exploitation des RESULTATS et les éventuels perfectionnements y apportés. En outre, ils comportent le CHIFFRE D'AFFAIRES, lequel est accompagné d'un relevé des ventes indiquant, pour chacune, l'objet et les quantités vendues ainsi que la date, le montant et le numéro de la facture.

5.5. L'ENTREPRISE répond, de la manière la plus complète et la plus rapide possible, à toute demande d'information de la REGION relative à l'exécution de la présente convention, dans la mesure où la demande n'entraîne pas une charge de travail anormale ou des frais excessifs.

6. Budget de la RECHERCHE

6.1. Le budget de la RECHERCHE figure à l'article 24. Il comporte les montants maximaux des DÉPENSES ADMISSIBLES.

Les DÉPENSES ADMISSIBLES sont classées dans deux rubriques :

« Personnel » : les dépenses visées à l'article 22, 1° du DÉCRET
« Fonctionnement » : les dépenses visées à l'article 22,2° à 5° du DÉCRET

Chacune de ces rubriques peut comporter des sous-rubriques.

L'article 24 précise également la répartition suivant laquelle les DÉPENSES ADMISSIBLES sont proportionnellement appelées à être financées, par l'AVANCE et par les ressources de l'ENTREPRISE et éventuellement par d'autres moyens.

6.2. Les transferts entre sous-rubriques d'une même rubrique sont libres. Ils sont indiqués dans le ou les relevés des DÉPENSES ADMISSIBLES correspondants.

6.3. Les transferts entre rubriques nécessitent, sur proposition de l'ENTREPRISE, la signature d'un avenant à la présente convention..

6.4. La T.V.A. ne fait partie des DÉPENSES ADMISSIBLES que dans la limite de la part ou de la quote-part pour laquelle l'ENTREPRISE n'est pas assujettie.

7. DÉPENSES ADMISSIBLES de personnel

7.1. Les tableaux de l'article 22 mentionnent les qualifications, les fonctions, les taux d'occupation, les barèmes et éventuellement les noms des membres du personnel affectés à la RECHERCHE, que leur rémunération fasse entièrement, partiellement ou pas du tout partie des DÉPENSES ADMISSIBLES.

7.2. Sans préjudice des articles 6.2. à 6.4., toute personne identifiée à l'article 22 peut être remplacée par une autre dont les qualifications et fonctions sont similaires. Tout remplacement est indiqué dans le ou les relevés des DÉPENSES ADMISSIBLES correspondants.

7.3. Le personnel dont la rémunération fait entièrement ou partiellement partie des DÉPENSES ADMISSIBLES bénéficie de conditions salariales identiques à celles que l'employeur pratique habituellement pour le personnel de même niveau de responsabilité, de qualification et d'ancienneté.

7.4. Les DÉPENSES ADMISSIBLES de personnel ne portent que sur les prestations réalisées au cours de la RECHERCHE. Elles ne comprennent que :
- la rémunération brute indexée ;
- les charges sociales patronales ;
- les assurances légales ;
- les indemnités et allocations dues en vertu de dispositions légales et de conventions collectives de travail.

8. DÉPENSES ADMISSIBLES de fonctionnement

8.1. Généralités

Les DÉPENSES ADMISSIBLES de fonctionnement comprennent notamment des frais généraux, des frais d'équipement, des frais de sous-traitance, des achats de biens consommables, des frais de mission, des frais de prototype, des frais de maintenance et d'assurance d'équipements.

8.2. Missions

Les dépenses d'une mission constituent des DÉPENSES ADMISSIBLES dans la mesure où la mission est effectuée pour les besoins de la RECHERCHE par une ou plusieurs personnes dont la rémunération fait partie des DÉPENSES ADMISSIBLES ou dont le nom figure dans un tableau intitulé "Personnel non rémunéré à charge de la convention" à l'article 22.

Les DÉPENSES ADMISSIBLES comprennent :
- les frais de transport ;
- les frais de logement ;
- les frais d'inscription ;
- les frais forfaitaires de séjour.

La mission à l'étranger fait l'objet d'un exposé dans le premier ensemble de rapports visé à l'article 5 qui suit la fin de la mission.

8.3. Frais de maintenance et d'assurance d'équipements

Les DÉPENSES ADMISSIBLES ne peuvent comprendre que des frais de maintenance et d'assurance d'équipements dont le coût d'acquisition, soit au titre des frais de fonctionnement, soit au titre des frais d'équipement, fait partie des DÉPENSES ADMISSIBLES.

8.4. Frais d'équipement

8.4.1. Les DÉPENSES ADMISSIBLES d'équipement sont calculées conformément à l'article 22,2° du DÉCRET. Ces équipements sont précisés dans le budget de l'article 24.

Elles sont calculées sur la base du prix d'achat hors T.V.A., du taux de perte de valeur économique pendant la période d'affectation à la RECHERCHE et du taux d'utilisation effective aux fins de la RECHERCHE.

8.4.2. Seul l'équipement dont l'ENTREPRISE est propriétaire peut être inclus dans les DÉPENSES ADMISSIBLES correspondantes dans ses relevés des DÉPENSES ADMISSIBLES.

8.4.3. Quant aux équipements dont le coût d'acquisition fait partie des DÉPENSES ADMISSIBLES l'ENTREPRISE :
- en prend soin comme le ferait le professionnel le plus diligent ;
- veille à l'acquérir en respectant, dans la mesure où ils s'appliquent, les lois et règlements relatifs aux marchés publics ;
- ne peut, pendant la PHASE DE RECHERCHE, céder aucun droit réel portant sur tout ou partie des équipements ;
- ne peut, pendant la PHASE DE RECHERCHE, concéder à un tiers, par location ou autrement, aucun droit d'utilisation portant sur tout ou partie des équipements, sauf autorisation préalable écrite de la RÉGION.

8.5. Frais de sous-traitance

Les DÉPENSES ADMISSIBLES de sous-traitance comprennent, notamment des prestations effectuées par des tiers pour les besoins de la RECHERCHE. Ces prestations sont précisées à l'article 23.

8.6. <u>Frais généraux</u>

8.6.1. Les DÉPENSES ADMISSIBLES correspondant aux frais généraux sont calculées de manière forfaitaire. Elles s'élèvent à 10 % de la somme :
- des DÉPENSES ADMISSIBLES de personnel ;
- des DÉPENSES ADMISSIBLES de fonctionnement, hors frais généraux, frais de sous-traitance et frais d'équipement,.

8.6.2. Les DÉPENSES ADMISSIBLES correspondant aux frais généraux sont supposées couvrir les charges supplémentaires imputables aux activités du personnel réalisant la RECHERCHE. Ces charges consistent notamment en les frais de personnel administratif et auxiliaire, et en les frais de fonctionnement variables non mentionnés dans le budget de l'article 24 (secrétariat, mobilier et fournitures de bureau, fluides, communications, etc.).

9. <u>Liquidation de l'AVANCE</u>

9.1. Dans les quinze jours ouvrables de la notification de l'ARRÊTÉ D'OCTROI, la RÉGION met en liquidation un fonds de roulement.

9.2. À la réception d'un ensemble de rapports visé à l'article 5.2., la RÉGION vérifie les divers exposés et relevés des DÉPENSES ADMISSIBLES. Dès qu'elle a déterminé le montant des dépenses admises, elle met en liquidation la quote-part couverte par l'AVANCE.

9.3. la RÉGION procède de la manière visée à l'article 9.2. jusqu'à ce que l'ENTREPRISE ait reçu, en vertu de l'article 9.1. et de l'article 9.2., 90 % de la quote-part de l'AVANCE dont elle est censée bénéficier.

9.4. À la réception de l'ensemble de rapports visé à l'article 5.3., la RÉGION vérifie les divers exposés et les divers relevés des DÉPENSES ADMISSIBLES. Dès qu'elle a déterminé le montant des dépenses admises, elle met en liquidation la quote-part couverte par l'AVANCE restant due.

9.5. La part des DÉPENSES ADMISSIBLES qui est ou qui serait financée par un organisme public belge, étranger ou international ne peut être incluse dans aucun relevé des DÉPENSES ADMISSIBLES.

9.6. Toute liquidation s'effectue par virement au compte financier figurant à l'article 26.

L'alinéa précédent ne s'applique pas à une mise en liquidation, visée à l'article 9.2. ou à l'article 9.4., pour laquelle la RÉGION se voit notifier en temps utile d'autres modalités.

10. <u>Propriété des RÉSULTATS</u>

10.1. L'ENTREPRISE est propriétaire des RÉSULTATS. Néanmoins, elle ne peut en jouir et en disposer que dans les limites et aux conditions stipulées dans la présente convention.

10.2. L'ENTREPRISE ne peut concéder à un tiers, par licence ou autrement, un droit d'utilisation quelconque portant sur tout ou partie des RÉSULTATS, en ce compris les prototypes, sans l'autorisation préalable écrite de la RÉGION. Si la RÉGION ne répond pas à la demande d'autorisation dans les cinquante jours ouvrables de sa réception, son autorisation est présumée délivrée.

Ne sont pas visées par l'alinéa précédent les concessions aux clients constituant le mode usuel d'exploitation des RÉSULTATS.

10.3. L'ENTREPRISE ne peut céder d'éléments constitutifs des RÉSULTATS, en ce compris les prototypes, sans l'autorisation préalable écrite de la RÉGION.

10.4. Nonobstant l'obligation de secret stipulée à l'article 13, l'ENTREPRISE peut, à ses frais, protéger les RÉSULTATS. Il en est fait état dans le premier ensemble de rapports visé à l'article 5.2. suivant la demande de titre de protection.

Les obligations stipulées aux articles 10.2. à 10.4. expirent à la fin de la PHASE D'EXPLOITATION sauf si l'ENTREPRISE est tenue de transférer les droits réels sur les RÉSULTATS à la RÉGION.

Lorsque l'ENTREPRISE se trouve en état de faillite, les RÉSULTATS deviennent propriété de la RÉGION.

11. Exploitation des RÉSULTATS

11.1. L'objet et les modes de l'exploitation sont résumés à l'article 27.

Jusqu'à la fin de la PHASE D'EXPLOITATION, l'ENTREPRISE effectue les opérations d'exploitation sur le territoire des États membres de l'Union européenne, dans la mesure précisée à l'article 27.

11.2. Lors de l'exploitation des RÉSULTATS, l'ENTREPRISE est libre de les perfectionner. Les perfectionnements utiles à l'exploitation telle que précisée à l'article 27 sont au fur et à mesure réputés faire partie des RÉSULTATS, avec les conséquences qu'y attache la présente convention.

11.3. L'ENTREPRISE notifie à la DIRECTION GÉNÉRALE sa décision d'exploiter ou non les RÉSULTATS :
- dans les six mois suivant la PHASE DE RECHERCHE ;
- par écrit et de manière circonstanciée.

Si l'ENTREPRISE ne procède pas à la notification visée à l'alinéa précédent, l'ENTREPRISE est présumée, et cela de manière irréfragable, exploiter les RÉSULTATS.

Au cas où l'ENTREPRISE a commencé à exploiter les RÉSULTATS pendant la PHASE DE RECHERCHE, elle ne peut prendre la décision de ne pas exploiter les RÉSULTATS qu'en la motivant par une évolution particulièrement défavorable du contexte économique, technique ou juridique par rapport à l'époque du premier acte d'exploitation.

11.4. L'ENTREPRISE décidant de ne pas exploiter les RÉSULTATS :
- transfère les droits réels sur les RÉSULTATS à la RÉGION ou à toute entité désignée par celle-ci;
- s'interdit tout usage, exploitation, cession ou concession quelconque portant sur tout ou partie des RÉSULTATS ;
- s'interdit de poursuivre pour le compte de tiers toute recherche portant en tout ou en partie sur l'objet exposé à l'article 20, pendant les septante-deux mois qui suivent leur décision de ne pas exploiter.

Lorsqu'elle devient titulaire d'un droit en vertu de l'alinéa 1er, la RÉGION est libre de le céder à quiconque.

11.5. Conformément aux articles 74 à 78 de l'ARRETE RÉGLEMENTAIRE, l'ENTREPRISE décidant d'exploiter les RÉSULTATS s'engage à payer les redevances précisées à l'article 28. Elle paie chaque redevance après avoir reçu du Receveur général de la Région wallonne une « Invitation à payer », indiquant les modalités du paiement.

11.6. L'ENTREPRISE peut renoncer à exploiter les RÉSULTATS au cours de la PHASE DE RECHERCHE ou dans les six mois suivant la fin de celle-ci.

L'ENTREPRISE est totalement dispensée de rembourser l'AVANCE si les deux conditions suivantes sont réunies :

1. elle motive sa renonciation, dans un écrit recommandé adressé à la DIRECTION GENERALE, en exposant l'échec du projet au regard des objectifs techniques et commerciaux définis aux articles 19 et suivants ;
2. elle transfère à la RÉGION, ou à toute entité désignée par celle-ci, les droits réels sur les RÉSULTATS.

Si les deux conditions visées à l'alinéa 2 ne sont pas réunies, l'ENTREPRISE rembourse à la REGION le montant global reçu au titre de l'AVANCE, sans intérêts.

11.7. L'ENTREPRISE ayant décidé d'exploiter les RÉSULTATS peut ultérieurement notifier à la DIRECTION GÉNÉRALE qu'elle renonce à les exploiter. Dans ce cas, les articles 11.4 et 11.8. s'appliquent.

11.8. En cours d'exploitation des RÉSULTATS, l'ENTREPRISE est dispensée de continuer à rembourser l'AVANCE si les deux conditions suivantes sont réunies:

1. elle renonce à cette exploitation et en informe la DIRECTION GÉNÉRALE par un écrit dans lequel elle motive sa décision par des raisons objectives;

2. elle transfère à la RÉGION, ou à toute entité désignée par celle-ci, les droits réels sur les RÉSULTATS.

Tous les remboursements antérieurs de l'ENTREPRISE restent acquis à la RÉGION et elle reste redevable des montants à rembourser au cours de l'année civile de la renonciation. La dispense visée à l'alinéa 1er prend effet à partir de l'année civile qui suit.

12. Issue favorable

12.1.1. Conformément aux modalités prévues aux articles 28 du DÉCRET et 74 et 75 de l'ARRETE RÉGLEMENTAIRE, durant la PHASE D'EXPLOITATION, l'ENTREPRISE effectue des remboursements annuels à la REGION selon le scénario d'issue favorable prévu à l'article 28.

12.1.2. L'issue favorable est fonction du CHIFFRE D'AFFAIRES du PRODUIT, PROCÉDÉ ou SERVICE, des connaissances ou du know-how acquis du fait de la RECHERCHE, des brevets acquis au cours de la PHASE DE RECHERCHE, des parts de marché, des prototypes, des pilotes, de l'insertion dans les réseaux, de la renommée acquise par l'ENTREPRISE du fait de la RECHERCHE.

L'ensemble de ces éléments constitue le scénario d'issue favorable du projet.

12.2. Le remboursement de l'avance récupérable s'effectue en deux parties, l'une visée à l'article 28.1. indépendante du CHIFFRE D'AFFAIRES, l'autre visée à l'article 28.2. dépendante du CHIFFRE D'AFFAIRES .

12.3.1. Le montant du remboursement indépendant du CHIFFRE D'AFFAIRES est déterminé à l'article 28.1. Il est acquis si au moins un des éléments prévus à l'article 12.1.2. est rencontré.

La décision de l'ENTREPRISE de ne pas renoncer à l'exploitation des RÉSULTATS constitue une présomption irréfragable de l'existence d'au moins un des éléments prévus à l'article 12.1.2.

12.3.2. A la fin du premier semestre de chaque année civile et pour la première fois le 30 juin de l'année qui suit la PHASE DE RECHERCHE, l'ENTREPRISE paie à la RÉGION la redevance prévue à l'article 28.1..

Les montants remboursés annuellement sont acquis définitivement et participent au scénario d'issue favorable du dossier.

12.3.3. Le montant du remboursement annuel dépendant du CHIFFRE D'AFFAIRES est déterminé en fonction du CHIFFRE D'AFFAIRES annuel réalisé.

Au cours du premier trimestre de chaque année civile, et pour la première fois le 30 mars de l'année civile qui suit l'année au cours de laquelle prend fin la PHASE DE RECHERCHE, l'ENTREPRISE communique à la REGION le CHIFFRE D'AFFAIRES réalisé au cours de l'année civile précédente. Si l'ENTREPRISE exploite les résultats avant la fin de la PHASE DE RECHERCHE, le premier CHIFFRE D'AFFAIRES communiqué comprend le CHIFFRE D'AFFAIRES réalisé au cours de la PHASE DE RECHERCHE.

L'ENTREPRISE paie à la REGION une redevance sur le CHIFFRE D'AFFAIRES. Celle-ci s'élève à un pourcentage du CHIFFRE D'AFFAIRES réalisé au cours de la période concernée, lequel est mentionné à l'article 28.2.

12.4.1. Afin de déterminer la réussite commerciale du projet, la REGION et l'ENTREPRISE déterminent le CHIFFRE D'AFFAIRES prévisionnel cumulé réalisé pendant la PHASE D'EXPLOITATION relatif aux PRODUITS, SERVICES ou PROCÉDÉS faisant l'objet de l'exploitation des RÉSULTATS de la RECHERCHE. Ce CHIFFRE D'AFFAIRES est mentionné à l'article 28.3..

12.4.2. A l'issue de la PHASE D'EXPLOITATION fixée à l'article 27, le scénario d'issue favorable est évalué.

La partie dépendante du CHIFFRE D'AFFAIRES des remboursements est examinée eu égard au CHIFFRE D'AFFAIRES prévisionnel cumulé réalisé pendant la PHASE D'EXPLOITATION mentionné à l'article 28.3..

Dans les trois mois suivant la fin de la période d'exploitation, la DIRECTION GÉNÉRALE évalue l'adéquation des résultats de la RECHERCHE en termes de CHIFFRE D'AFFAIRES réalisé au cours de la PHASE D'EXPLOITATION par rapport au CHIFFRE D'AFFAIRES prévisionnel cumulé réalisé pendant la PHASE D'EXPLOITATION mentionné à l'article 28.3, arrête le montant total, hors intérêts, à rembourser et le communique à l'ENTREPRISE.

Soit ce montant est supérieur à ce que l'ENTREPRISE a déjà payé, hors intérêts, au titre de la partie dépendante du CHIFFRE D'AFFAIRES des remboursements et l'ENTREPRISE paie la différence.
Soit ce montant est inférieur à ce que l'ENTREPRISE a déjà payé, hors intérêts, au titre de la partie dépendante du CHIFFRE D'AFFAIRES des remboursements et la RÉGION paie la différence.

12.5. L'ENTREPRISE produit les éléments de comptabilité relatifs à la RECHERCHE en les faisant certifier par un expert comptable ou un réviseur d'entreprise.

Le CHIFFRE D'AFFAIRES de la RECHERCHE fait l'objet d'un poste distinct dans la comptabilité de l'ENTREPRISE.

En cas de carence de l'ENTREPRISE à communiquer son CHIFFRE D'AFFAIRES ou des éléments de sa comptabilité, le CHIFFRE D'AFFAIRES pris en compte pour le calcul du montant du remboursement annuel dépendant du CHIFFRE D'AFFAIRES pour l'année considérée est le double du CHIFFRE D'AFFAIRES annuel moyen correspondant au scénario d'issue favorable.

12.6. Lorsque les montants remboursés à la RÉGION atteignent, intérêts compris, deux fois les MONTANTS LIQUIDÉS au titre de l'avance récupérable, l'ENTREPRISE est déliée de ses obligations envers la RÉGION hormis celles relatives aux articles 13, 14, 15 et 18.

12.7. Les sommes dues dans le cadre des scénarios d'issues favorables sont augmentées d'un taux d'intérêt simple conformément à l'article 75 de l'ARRÊTÉ RÉGLEMENTAIRE. Cet intérêt, calculé en mois pleins, prend court le jour suivant la fin de la PHASE DE RECHERCHE.

13. Obligation de secret

13.1. Les RÉSULTATS et tous autres documents, informations, connaissances et savoir-faire relatifs à la RECHERCHE ne sont secrets que dans la mesure où l'ENTREPRISE indique qu'ils présentent ce caractère. Les parties s'engagent à leur conserver ce caractère.
Cette obligation entraîne notamment que chaque partie :
- ne peut faire des éléments couverts par le secret que l'usage autorisé par la présente convention ;
- ne peut les diffuser auprès de son personnel que dans la mesure strictement nécessaire ;
- exige la même obligation de secret de son personnel, de ses sous-traitants et de ses cocontractants.

13.2. L'obligation de secret et l'interdiction d'usage stipulées à l'article 13.1. ne s'appliquent pas aux informations dont la partie concernée apporte la preuve :
- qu'elles ont déjà fait l'objet d'une publication à la date de signature de la présente convention, ou
- qu'elles étaient déjà en sa possession à la même date, ou
- qu'elles lui ont été communiquées par un tiers sans qu'il y ait à l'origine violation d'une quelconque obligation de secret, ou
- qu'elles sont tombées dans le domaine public, sauf si cela est dû à une faute quelconque de la partie, d'un membre de son personnel, d'un sous-traitant ou d'un cocontractant.

Ces exceptions sont de stricte interprétation ; elles ne s'étendent qu'aux données explicites et non à leurs développements scientifiques ou techniques, mêmes implicites, obtenus au cours de la RECHERCHE.

13.3. L'ENTREPRISE peut procéder à des publications ou des communications à caractère scientifique ou technique, relatives à la RECHERCHE ou aux RÉSULTATS. Dans chaque cas, il en est fait état dans le premier ensemble de rapports visé à l'article 5.2.suivant la publication ou la communication.

14. Publicité

14.1. Chaque fois que l'ENTREPRISE procède à une publication ou à une communication relative à la RECHERCHE ou aux RÉSULTATS :
- elle mentionne explicitement, sur tous supports, que la RECHERCHE est ou a été financée par la RÉGION ;
- elle précise explicitement, lors de tout exposé oral, que la RECHERCHE est ou a été financée par la RÉGION.

14.2. L'ENTREPRISE appose de manière visible un panneau signalétique à l'entrée des locaux dans lesquels elle réalise la RECHERCHE. Elle appose de manière visible un autocollant d'identification sur tous les équipements dont le coût d'acquisition fait partie des DÉPENSES ADMISSIBLES au titre des frais d'équipement.

La RÉGION fournit gracieusement les panneaux signalétiques et les autocollants d'identification.

15. Modalités de contrôle

15.1. L'ENTREPRISE accepte et facilite l'exercice par la RÉGION des contrôles administratifs, techniques et scientifiques destinés à vérifier la bonne exécution de la présente convention, en particulier l'utilisation du budget à la seule réalisation de la RECHERCHE, ainsi que le respect du plan de travail et du calendrier de réalisation, des limites budgétaires et des conditions d'exploitation des RÉSULTATS.

L'ENTREPRISE accepte et facilite également les contrôles prévus par les dispositions légales et réglementaires relatives à la comptabilité et aux aides publiques.

15.2. À cet effet, les personnes déléguées par la RÉGION et habilitées, en vertu de l'arrêté royal du 26 avril 1968 réglant l'organisation et la coordination des contrôles de l'octroi et de l'emploi des subventions, pour exercer le contrôle visé par les articles 55 à 58 des lois sur la comptabilité de l'État, coordonnées le 17 juillet 1991, ont accès aux lieux où s'effectuent les activités relevant de la RECHERCHE et de l'exploitation des RÉSULTATS.

Ces personnes peuvent prendre connaissance, sur place dans tous les établissements de l'ENTREPRISE, de tout document comptable ou autre, utile pour vérifier la bonne exécution de la présente convention.

L'ENTREPRISE peut désigner un représentant pour accompagner les personnes déléguées par la RÉGION.

15.3. Les personnes déléguées par la RÉGION peuvent se faire accompagner d'experts. L'ENTREPRISE peut refuser l'accès aux experts dont elle établit qu'ils sont employés par une entité concurrente.

La RÉGION fait contracter aux experts un engagement suivant lequel ils s'interdisent de divulguer à des tiers les informations recueillies à l'occasion de ces contrôles et d'en faire usage.

Ces obligations ne couvrent pas les informations étant déjà dans le domaine public au moment du contrôle, ni celles y tombant après le contrôle sans faute de l'expert, ni celles dont l'expert apporte la preuve qu'il les détenait légitimement au moment du contrôle, ou qu'il les a reçues postérieurement d'un tiers sans qu'il y ait à l'origine violation d'une quelconque obligation de secret.

16. Comptabilité

L'ENTREPRISE enregistre les opérations relatives à la présente convention dans sa comptabilité.

17. Responsabilité

17.1. La RÉGION ne peut en aucune façon être tenue pour responsable des dommages aux personnes et aux biens résultant directement ou indirectement de l'exécution de la présente convention par l'ENTREPRISE.

17.2. La RÉGION ne peut en aucune façon être tenue pour responsable du traitement comptable et fiscal que l'ENTREPRISE réserve à l'AVANCE.

18. Droit applicable et juridictions compétentes

La présente convention est régie par le droit belge, plus spécifiquement par le décret du 3 juillet 2008 relatif au soutien de la recherche, du développement et de l'innovation en Wallonie et ses arrêtés d'application.

Tout litige est de la compétence des juridictions de Namur.

Stipulations particulières

19. Définitions

Au sens des articles 19 et suivants, on entend par :

- « PRODUIT » : - tout test sérique non invasif pour le diagnostic et le monitoring du cancer colorectal,
  - un kit de recherche mesurant l'apoptose cellulaire,
  - un kit de mesure de l'acétylation/déacétylation d'histone,
  - tout réactif composant le test susmentionné ;

- « SERVICE » : toute étude, analyse réalisée pour un tiers ou la GARANTE qui utilise le PRODUIT ;

- « BREVET » : WO 2005/019826 A1 du 3 mars 2005 ayant pour titre « Detection of Histone Modification in Cell-Free Nucleosomes » ;

« LICENCE PRIMAIRE » : Licence sur le BREVET signée le 30 octobre 2007 entre ValiRx plc (24, Greville Street, London EC1N 8SS, Royaume-Uni) et Chroma Therapeutics Limited (92, Milton Park Abingdon, Oxfordshire OX14 4RY, Royaume-Uni), détenteur du BREVET.

20. Objet de la RECHERCHE

La RECHERCHE vise le développement et la validation clinique d'un outil de dépistage/diagnostic précoce et du monitoring du cancer colorectal basé sur la technologie nucléosomique.
Cette technologie consiste à détecter au moyen d'anticorps spécifiques les nucléosomes libérés dans le sang par l'apoptose cellulaire et qui selon l'état de la cellule d'origine porte des histones modifiés (acétylation, méthylation, phosphorylation, ...) eux-mêmes reconnus par d'autres anticorps (technique sandwich).

21. Plan de travail et calendrier de réalisation.

Le RECHERCHE commence le 1er avril 2009 et se termine le 30 septembre 2011.

Le plan de travail se présente comme suit :

Phase 1 (18 mois) Développement et validation préclinique.

Etape 1 : Identification d'une ou plusieurs sources d'échantillons sanguins de patients et de sujets sains (contrôles) destinés au développement du test. Les échantillons recherchés existent principalement dans des biobanques (100 à 200 échantillons : sujets sains, patients avec maladie inflammatoire (recto-colite/maladie de Crohn), patients néo-cancéreux, patients cancéreux avec métatases, patients cancéreux traités et/ou opérés)

Etape 2 : Screening systématique d'échantillons par « Western Blot » afin de détecter les modifications d'histones spécifiques. Cette phase va permettre l'identification différentielle de modifications entre les sujets sains, les pathologies telles qu'inflammatoires et le cancer. Une sélection de modifications spécifiques sera faite au terme du processus.

Etape 2bis : En parallèle au screening systématique, test d'anticorps commercialisés ou de kits spécifiques de détection de modifications d'histone pour identifications de composants éventuels pour le kit de diagnostic.

Etape 3 : Développement d'anticorps spécifiques pour la détection des modifications d'histone identifiées lors de l'étape 2.

Etape 4 : Elaboration du kit prototype et test sur 50 échantillons pour validation technique. Il s'agit de vérifier que le test rend bien le résultat attendu.

Etape 5 : Réalisation d'une phase pilote pour le kit « cancer du colon » à valider. Le but sera d'établir une corrélation entre le test in-vitro, les autres paramètres biologiques (marqueurs, CRP, etc.) et la coloscopie. L'étude pilote sera prospective, interventionnelle, diagnostique, non thérapeutique, non commerciale.

Etape 6 : Analyses biostatistiques et diagnostic comparatif. Les résultats de l'étude pilote seront analysés sur base biostatistique afin également de déterminer les cohortes nécessaires à la validation clinique durant la phase 2.

Phase 2 (12 mois) Validation clinique et marquage CE.

Etape 7 : Réalisation d'une étude clinique de validation multicentrique sur base de la stratification de cohorte déduite de l'étape 6. L'étude porterait sur environ 300 patients au travers de 4 à 5 centres cliniques et viserait à une validation du test comme outil de dépistage/diagnostic précoce du cancer colorectal.

Etape 7bis : Processus de marquage CE

Etape 8 : Analyses biostatistiques et diagnostic comparatif. Les résultats de l'étude clinique seront analysés sur base biostatistique. Analyse par expertise des résultats du test par rapport aux éléments de diagnostic notamment clinique, disponibles pour le patient.

Etape 9 : Rapport final.

22. Tableaux du personnel

NOM	QUALIFICATION	BAREME MOYEN (€ /mois)	TAUX D'OCCUPATION
à engager	Ph D Chef de projet	6.700	100% sur 18 mois 50% sur 12 mois
à engager	Ph D	6.250	100% sur 18 mois 50% sur 12 mois
à engager	Ingénieur/Bioinformaticien	3.750	100 sur 18 mois
à engager	Technicien	4.725	100 sur 30 mois

23. Sous-traitances

23.1. Sous-traitance faisant l'objet d'une convention

A la date de signature de la présente convention, aucune sous-traitance de la sorte n'est prévue.

23.2. Consultance de Monsieur Jake Micallef.

L'ENTREPRISE confie à Monsieur Jake Micallef, Directeur Scientifique l'encadrement de la RECHERCHE. La durée de cette consultance s'étend du 1er avril 2009 au 30 septembre 2011 et son budget est de 30.000 euros.
Un rapport détaillé de cette consultance sera joint aux rapports mentionnés aux articles 5.1 à 5.3.

23.3. Consultance de Monsieur George Morris.

L'ENTREPRISE confie à Monsieur George Morris, CEO de ValiRx, la supervision du développement des prototypes de test, de l'étude-pilote et de la validation clinique.
La durée de cette consultance s'étend du 1er avril 2009 au 30 septembre 2011 et son budget est de 35.000 euros. Un rapport détaillé de cette consultance sera joint aux rapports mentionnés aux articles 5.1 à 5.3.

23.4. Sous-traitance « Collecte d'échantillons » et « biobanking » ne faisant pas l'objet d'une convention.

L'ENTREPRISE confie, à diverses institutions cliniques et/ou hospitalières, la collecte d'échantillons de patients et de sujets sains (contrôles) destinés au développement du test. Les échantillons recherchés sont a priori principalement disponibles dans les biobanques (100 à 200 échantillons : sujets normaux, patients avec maladie inflammatoire (recto-colite/maladie de Crohn), patients néo-cancéreux, patients cancéreux avec métastases, patients cancéreux traités et/ou opérés) et prospectifs (petite quantité, moins de 50, pour les screening initaux, patients atteints d'un cancer).

Sous-traitants identifiés : Hôpital Notre Dame à Charleroi (accord obtenu du Comité d'éthique, unité du Dr Caron), Erasme – Bruxelles pour les patients prospectifs, Biobanque de l'Unité d'Epidémiologie, Prof. Sue Wilson, Université de Birmingham, UK, et Université de Munich, Hôpital Universitaire.

Budget : 150.020 euros.
Durée : du 1er avril 2009 au 30 septembre 2011.

23.5. Sous-traitance « Développement et/ou production d'anticorps » ne faisant pas l'objet d'une convention.

L'ENTREPRISE confie à divers sous-traitants la réalisation de travaux relevant de la RECHERCHE. Ces travaux ont pour objet le développement et/ou la production d'anticorps détectant les modifications de nucléosomes et d'histones identifiés lors de l'étape 2 du plan de travail.

Budget : 156.000 euros
Durée : du 1er avril 2009 au 30 septembre 2011.

23.6. Sous-traitance « Elaboration de composants du kit prototype » ne faisant pas l'objet d'une convention.

L'ENTREPRISE confie à D-Tek (Mons) la réalisation en sous-traitance de travaux relevant de la RECHERCHE. Ces travaux consistent en la production de certains composants du kit prototype, notamment la réalisation de plaques pour le criblage d'anticorps de détection de modifications d'histones d'intérêt du moyen de librairies de « phage display ».
La durée de cette sous-traitance s'étend du 1er avril 2009 au 30 septembre 2011 et son budget est de 30.000 euros.

23.7. Sous-traitance « Etude de corrélation » ne faisant pas l'objet d'une convention.

L'ENTREPRISE confie à divers sous-traitants la réalisation de la phase pilote.
Le but de la phase pilote est d'établir une corrélation entre le test in-vitro, les autres paramètres biologiques (marqueurs, CRP, etc) et la coloscopie. L'étude pilote (prospective, interventionnelle, diagnostique, non thérapeutique, non commerciale) se fera de la manière suivante : 5 bras de 20 patients qui ont déjà subi une coloscopie et qui entrent dans un des cinq bras : à savoir des personnes saines, des patients atteints d'une maladie inflammatoire (recto-colite/maladie de Crohn), des patients néo-cancéreux, des patients cancéreux avec métastases et patients cancéreux traités et/ou opérés.

Sous-traitants identifiés : Hôpital Erasme (Pr André Van Gossum, gastro-entérologie), GIE WarDer pour l'encadrement et l'organisation ainsi que les aspects réglementaires, Square Point –Point carré pour les aspects statistiques, EPMC pour les aspects réglementaires, Pharma XL et ResearchLink.

La durée de cette sous-traitance s'étend du1er avril 2009 au 30 septembre 2011. Son budget est de maximum 120.000 euros et est soumis à l'approbation de la REGION après réception d'un devis détaillé.

23.8. Sous-traitance « Analyse biostatistique et diagnostic comparatif » ne faisant pas l'objet d'une convention.

L'ENTREPRISE confie à divers sous-traitants la réalisation de l'analyse biostatistique.
Les résultats de l'étude pilote et de la validation clinique seront analysés sur base biostatistique afin également de déterminer les cohortes nécessaires à la validation clinique durant la phase 2.

Sous-traitants identifiés : WarDer, Square point – Point carré. – Erasme (gastro-entérologue) et Institut de Pathologie et de Génétique.

La durée de cette sous-traitance s'étend du 1er avril 2009 au 30 septembre 2011. Son budget est de maximum 175.000 euros et est soumis à l'approbation de la REGION après réception d'un devis détaillé.

23.9. Sous-traitance « Validation multicentrique » ne faisant pas l'objet d'une convention.

L'ENTREPRISE confie à divers sous-traitants la validation clinique.
L'étude portera sur environ 300 patients au travers de 4 à 5 centres cliniques et visera à une validation du test comme outil de dépistage/diagnostic précoce du cancer colorectal.

Sous-traitants identifiés : WarDer (organisation et gestion de l'étude), Square point – Point carré, EPMC, ResearchLink et PharmaXL, deux centres hospitaliers en Belgique (Erasme et Leuven) et trois centres étrangers (France – Pitié Salpétrière, UK – University of Birmingham, Allemagne Munich et/ou Heidelberg)

La durée de cette sous-traitance s'étend du 1er octobre 2010 au 30 septembre 2011. Son budget est de maximum 250.000 euros et est soumis à l'approbation de la REGION après réception d'un devis détaillé.

24. Budget de la RECHERCHE

24.1. Frais de personnel.

NUMERO DE S/RUBRIQUE	NOM	QUALIFICATION	BAREME MOYEN (€ /mois)	BUDGET (€)
1.1.	X1	Chef de projet	6.700	160.800
1.2.	X2	PH D	6.250	150.000
1.3.	X3	Technicien	3.750	67.500
1.4.	X4	Ingénieur/Bioinformaticien	4.725	141.750
			sous total	**520.050**

24.2. Frais de fonctionnement.

NUMERO DE S/RUBRIQUE	COMPOSITION	BUDGET (€)
2.1.	Matières consommables (a)	155.000
2.2.	Frais de missions	10.000
2.3.	Consultance de Mr Micaleff (b)	30.000
2.4.	Consultance de Mr Morris (c)	35.000
2.5.	Coût d'usage d'équipement (d)	36.125
2.6.	Sous-traitance "Collecte d'échantillons" (e)	150.020
2.7.	Sous-traitance "Développement /production d'anticorps" (f)	156.000
2.8.	Sous-traitance "Composants du kit prototype" (g)	30.000
2.9.	Sous-traitance "Etude de corrélation" (h)	120.000
2.10.	Sous-traitance "Analyse biostatistique et diagnostic comparatif" (i)	175.000
2.11.	Sous-traitance "Validation multicentrique" (j)	250.000
2.12	Marquage CEE	10.000
2.13.	Frais généraux	69.505
	sous total	**1.226.650**

(a) Par matières consommables on entend les réactifs de laboratoire, verrerie jetable etc. ainsi que tout petit matériel dont le prix d'achat est inférieur à 1.250 euros.
(b) Comme prévu à l'article 23.2
(c) Comme prévu à l'article 23.3
(d) Le coût d'usage des équipements est calculé selon le tableau ci-dessous.

Utilisation	Description	Montant approx HTVA/pc
Biologie moléculaire	Hotte flux laminaire 1.80 + Clean Airflux horizontal + accessoires	7.000,00 €
	Hotte Biohazard 1.80	8.000,00 €
	Centrifugeuses multifuge + rotar	4.500,00 €
	Spectramax M2 microplate reader	37.125,00 €
	Innova 4200 (agitateur/incubateur)	4.000,00 €
	½ Hercacell double (incubateur CO2 pour culture cellulaire)	4.400,00 €
	Mili Q academic century + accessoires	4.000,00 €
	Autoclave Vertical de 65 L	7.000,00 €
		76.025,00 €
	Amortissement 5 ans, 40% à charge du projet, soit 8%/an	6.082 €/an
Analyses ADN/ARN	Scanner de gel (visible et en fluorescence)	8.000,00 €
	Nanodrop spectrophotometer (dosage ADN et ARN à très faible quantité)	10.000,00 €
		18.000,00 €
	Amortissement 5 ans, 40% à charge du projet, soit 8%/an	1.440 €/an
Analyses protéomiques	Lecteur laveur microplaques ELISA et périphériques	50.000,00 €
	Amortissement 5 ans, 40% à charge du projet, soit 8%/an	4.000 €/an
Automates potentiels	Préparation pour plaques PCR et ELISA + extraction, purification ARN ADN	120.000,00 €
	Amortissement 5 ans, 40% à charge du projet, soit 8%/an	9.600 €/an
Congélateurs et frigo	Congélateur –80°C racks de rangement	7.000,00 €
	Cryostat	30.000,00 €
		37.000,00 €
	Amortissement 5 ans, 40% à charge du projet, soit 8%/an	2.960 €/an

Soit un coût d'usage d'équipement de 24.082 €/an applicables pour les 18 premiers mois.

(e) Comme prévu à l'article 23.4
(f) Comme prévu à l'article 23.5
(g) Comme prévu à l'article 23.6
(h) Comme prévu à l'article 23.7
(i) Comme prévu à l'article 23.8
(j) Comme prévu à l'article 23.9

24.3. Tableau récapitulatif

NUMERO DE RUBRIQUE	TABLEAU RECAPITULATIF	BUDGET (€)
1.	Frais de personnel	520.050
2.	Frais de fonctionnement	1.226.650
	TOTAL	**1.746.700**

Les DEPENSES ADMISSIBLES figurant dans le tableau ci-avant sont appelées à être financées par :

- l'AVANCE, à concurrence de 60%;
- les ressources de l'ENTREPRISE, à concurrence de 40%.

25. Fonds de roulement

Le fonds de roulement que la RÉGION met en liquidation conformément à l'article 9.1. est de 419.208 €

Le fonds de roulement ne pourra être versé que lorsque l'ENTREPRISE aura apporté la preuve que son capital atteint un montant compris entre 900.000 et 1.000.000 euros avec un cash supérieur ou égal à 630.280 euros.

La REGION se réserve le droit de résilier la présente convention si la condition susmentionnée n'est pas remplie au 31 mars 2010.

26. Compte financier

Le compte financier visé à l'article 9.6. porte le numéro IBAN BE60 0015 2863 0070 BIC GEBABEBB. Il est ouvert au nom de ValiBio SA sise 25 avenue Georges Lemaître, 6041 GOSSELIES.

27. Exploitation des RÉSULTATS

27.1. Objet et modes d'exploitation

Les activités industrielles et de service qui font l'objet de l'exploitation sont :
- la production, la vente et l'exportation pour tout pays du PRODUIT,
- la vente dans tout pays du SERVICE.

27.2. Activités sur le territoire des États membres de l'Union européenne

Les activités industrielles et de service que l'ENTREPRISE s'engage, en cas d'exploitation, à réaliser dans les Etats membres de l'Union européenne sont la production du PRODUIT et la prestation du SERVICE.

27.3. Durée maximale de la PHASE D'EXPLOITATION

La PHASE D'EXPLOITATION s'étend sur 120 mois à dater de la fin de la PHASE DE RECHERCHE.

28. <u>Scénario d'issue favorable</u>

28.1.1. Remboursements annuels indépendants du CHIFFRE D'AFFAIRES

Année civile 2013 : 25.000 €
Année civile 2014 : 30.000 €
Année civile 2015 : 32.000 €
Année civile 2016 : 35.000 €
Année civile 2017 : 35.000 €
Année civile 2018 : 35.000 €
Année civile 2019 : 35.000 €
Année civile 2020 : 32.406 €
Année civile 2021 : 30.000 €
Année civile 2022 : 25.000 €

La somme de ces remboursements correspond à 30 % du montant de l'AVANCE défini à l'article 24.

Si les MONTANTS LIQUIDÉS sont inférieurs aux MONTANTS ENGAGÉS, un coefficient est appliqué aux remboursements, lequel correspond à la quote-part des MONTANTS LIQUIDÉS par rapport aux MONTANTS ENGAGÉS.

28.1.2. Remboursements relatifs aux prototypes ou installations pilotes

Toute cession, concession ou utilisation à des fins industrielles d'un prototype ou d'une installation pilote nécessite l'accord préalable de la RÉGION. Les modalités de cet accord porteront, notamment sur les montants minimums en cas de cession, concession ou utilisation industrielle. Si nécessaire, un avenant à la convention sera conclu afin d'adapter les remboursements annuels dépendants et indépendants du CHIFFRE D'AFFAIRES.

28.2. Montants des remboursements annuels dépendants du CHIFFRE D'AFFAIRES

L'ENTREPRISE paie à la REGION une redevance sur le CHIFFRE D'AFFAIRES. Celle-ci s'élève à 6% du CHIFFRE D'AFFAIRES de la période concernée, portant sur le PRODUIT et le SERVICE.

Si les MONTANTS LIQUIDÉS sont inférieurs aux MONTANTS ENGAGÉS, un coefficient est appliqué aux remboursements annuels dépendants du CHIFFRE D'AFFAIRES, lequel correspond à la quote-part des MONTANTS LIQUIDÉS par rapport aux MONTANTS ENGAGÉS.

28.3. Issue favorable

Le CHIFFRE D'AFFAIRES prévisionnel cumulé réalisé pendant la PHASE D'EXPLOITATION s'élève à 12.000.000 €

29. <u>BREVET</u>

29.1. Les brevets ou demandes de brevets déposés au cours de la RECHERCHE ou de la PHASE D'EXPLOITATION et relatifs aux RESULTATS font partie des RESULTATS.

29.2. L'ENTREPRISE a obtenu de ValiRx (sise 24 Greville Street, London EC1N 8SS, Royaume-Uni), une licence exclusive et gratuite pour l'exploitation du BREVET.

29.3. Sous-licence de la LICENCE PRIMAIRE

Dans tous les cas où en vertu des dispositions légales, réglementaires et contractuelles applicables à l'AVANCE, l'ENTREPRISE transfère à la REGION ou à toute entité désignée par celle-ci la propriété des RESULTATS, elle accorde également à la REGION ou à l'entité visée une licence d'exploitation exclusive et gratuite de la LICENCE PRIMAIRE.

La REGION négocie seule et détermine seule, avec toute entité intéressée, les modalités globales suivant lesquelles elle lui cède ou lui concède des droits d'exploitation des RESULTATS.

29.4. Renonciation du BREVET.

Les stipulations de celle-ci sont formulées dans le « convention de licence, non-exploitation et brevet de tiers » conclue entre la REGION, l'ENTREPRISE et ValiRx.

Fait à Namur, le , en six exemplaires, chaque partie reconnaissant en avoir retiré au moins un.

Pour la RÉGION,

Jean-Marc NOLLET
Vice-Président
Ministre du Développement durable
et de la Fonction publique

Pour l'ENTREPRISE,

P.J. ROUSSEAU
Administrateur délégué
de ValiBio S.A.

Annexes : *Convention de licence, non-exploitation et brevet du tiers entre la REGION wallonne, ValiBio et ValiRx*

C5852
HUTS/FD/17-12-09

Convention n° 5852 relative à une avance récupérable portant sur le diagnostic du cancer colorectal par nucleosomics.

ENTRE

La Région wallonne,

Représentée par Monsieur Jean-Marc NOLLET,
Vice-président et Ministre du Développement durable et de la Fonction publique
Place des Célestines, 1 à 5000 - NAMUR

Ci-après dénommée la RÉGION,

D'UNE PART,

ET

ValiBio SA, sise Avenue Georges Lemaître, 25 à 6041 – GOSSELIES
Enregistrée dans la Banque Carrefour des Entreprises sous le numéro 20891006861

Représentée par Patrick J. Rousseau, Administrateur délégué,

Ci-après dénommée l'ENTREPRISE

D'AUTRE PART

IL EST EXPOSÉ CE QUI SUIT :

A. Par l'arrêté ministériel du , la REGION a accordé à l'ENTREPRISE une avance récupérable d'un montant maximal de 1.048.020 euros à charge de l'article 81.01 de la section 18, programme 32, titre II du budget des dépenses de la Région wallonne pour l'année budgétaire 2010.

B. Cet arrêté dispose, en substance, que les relations en découlant font l'objet d'une convention.

PAR CONSÉQUENT, IL EST CONVENU CE QUI SUIT :

pour pages 1 à 19

29.3. Sous-licence de la LICENCE PRIMAIRE

Dans tous les cas où en vertu des dispositions légales, réglementaires et contractuelles applicables à l'AVANCE, l'ENTREPRISE transfère à la REGION ou à toute entité désignée par celle-ci la propriété des RESULTATS, elle accorde également à la REGION ou à l'entité visée une licence d'exploitation exclusive et gratuite de la LICENCE PRIMAIRE.

La REGION négocie seule et détermine seule, avec toute entité intéressée, les modalités globales suivant lesquelles elle lui cède ou lui concède des droits d'exploitation des RESULTATS.

29.4. Renonciation du BREVET.

Les stipulations de celle-ci sont formulées dans le « convention de licence, non-exploitation et brevet de tiers » conclue entre la REGION, l'ENTREPRISE et ValiRx.

Fait à Namur, le , en six exemplaires, chaque partie reconnaissant en avoir retiré au moins un.

Pour la RÉGION,

Jean-Marc NOLLET
Vice-Président
Ministre du Développement durable
et de la Fonction publique

Pour l'ENTREPRISE,

VALIBIO SA
25, Avenue George LEMAÎTRE
6041 GOSSELIES
BELGIUM
Numéro d'entreprise 0891.006.861

P.J. ROUSSEAU
Administrateur délégué
de ValiBio S.A.

Annexes : *Convention de licence, non-exploitation et brevet du tiers entre la REGION wallonne, ValiBio et ValiRx*

Annexe 1 : Article 25, détail de l'augmentation de capital.

	Poste	Montant
1.	Budget du programme	1.746.700 €
2.	Avance récupérable sur base 60%	**1.048.020€**
3.	Contrepartie entreprise	698.680 €
4.	Capital actuel	62.500€
5.	**Montant pour porter le capital à 900.000€ minimum**	**837.500€**
6.	Numéraire 40%	698.680 €
7.	Dont avances réalisées du 1er avril au 30 septembre 09 et sous réserve d'avances réalisées postérieurement au 30 septembre 2009; soit 40% de 171.000 €	- 68.400 €
8.	**Solde en numéraire**	**630.280€**
9.	Différence en conversions d'avances ou autre créances effectuées antérieurement à (7)	**140.680€**

En résumé, l'augmentation de capital minimale nécessaire pour atteindre 900.000€ est de 630.280€ en espèces et de 68.400€ (7) et 140.680€ (9) en conversions.

VALIBIO SA
25, Avenue George LEMAÎTRE
6041 GOSSELIES
BELGIUM
Numéro d'entreprise 0891.006.861

CLIC5852
HUTS/FD/17-12-09

Convention de licence
Non-exploitation et brevet de tiers

ENTRE

La Région wallonne,

Représentée par Monsieur Jean-Marc NOLLET,
Vice-président et Ministre du Développement durable et de la Fonction publique
Place des Célestines, 1 à 5000 - NAMUR

Ci-après dénommée la RÉGION,

D'UNE PREMIÈRE PART,

ValiRx Plc, 24 Greville Street, London EC1N 8SS, Royaume-Uni
Représentée par Dr George Morris, Director and Chief Operating Officer

Ci-après dénommée le DONNEUR DE SOUS-LICENCE,

D'UNE DEUXIEME PART,

ET

ValiBio SA, sise Avenue Georges Lemaître, 25 à 6041 GOSSELIES
Représentée par Patrick J. Rousseau, Administrateur délégué,

Ci-après dénommée l'ENTREPRISE,

D'UNE TROISIEME PART,

IL EST EXPOSÉ CE QUI SUIT :

CHROMA THERAPEUTICS Limited, 92, Milton Park Abingdon, Oxfordshire OX14 4RY, Royaume-Uni est le titulaire du brevet WO 2005/019826 A1 du 3 mars 2005 ayant pour titre « Detection of Histone Modification in Cell-Free Nucleosomes » ;

Ci après dénommé le BREVET.

Le DONNEUR DE SOUS-LICENCE est le titulaire d'une licence sur le BREVET, par le contrat conclu le 3 octobre 2007. Cette licence est ci-après dénommée la LICENCE PRIMAIRE.

L'ENTREPRISE a introduit auprès de la REGION une demande d'avance récupérable, ci-après dénommée l'AVANCE, pour un projet de recherche intitulé « Diagnostic du cancer colorectal par nucleosomics ».
Pour réaliser ce projet, elle doit utiliser des éléments faisant l'objet de la LICENCE PRIMAIRE et donc du BREVET.
Par conséquent le DONNEUR DE SOUS-LICENCE lui a concédé une licence exclusive sur la LICENCE PRIMAIRE, par le contrat signé le 18 janvier 2008. Cette licence est ci-après dénommée la LICENCE SECONDAIRE.

Les dispositions légales, réglementaires et contractuelles applicables à l'AVANCE prévoient en substance que l'ENTREPRISE transfère, dans un certain nombre de cas, les droits réels sur les résultats de la recherche financée, à la RÉGION ou à toute entité désignée par celle-ci. Ce transfert a lieu, notamment lorsque l'ENTREPRISE :
- renonce à l'AVANCE en cours de recherche ;
- décide de ne pas exploiter les résultats ;
- renonce à poursuivre l'exploitation des résultats ;
- est déclarée en faillite ;
- fait l'objet d'une procédure de réorganisation judiciaire ou d'une mise en liquidation.

Dans les cas précités, la poursuite de l'exploitation des résultats ne peut s'envisager que si l'entité à laquelle sont transférés les droits d'exploitation bénéficie en même temps des droits sur le BREVET stipulés dans la LICENCE SECONDAIRE.

EN FOI DE QUOI IL EST CONVENU CE QUI SUIT :

1. Dans tout cas où, en vertu des dispositions légales, réglementaires ou contractuelles applicables à l'AVANCE, l'ENTREPRISE transfère à la REGION ou à toute entité désignée par celle-ci les droits réels sur les résultats de la recherche financée par l'AVANCE, le DONNEUR DE SOUS-LICENCE accorde à la REGION ou à l'entité visée une licence d'exploitation du BREVET et la LICENCE PRIMAIRE, suivant les modalités stipulées ci-après.

   Le DONNEUR DE SOUS-LICENCE déclare connaître les divers cas où le transfert visé à l'alinéa 1er s'opère.

2. La REGION négocie et détermine seule, avec toute entité intéressée, les modalités globales suivant lesquelles elle lui cède ou lui concède des droits d'exploitation sur les résultats.

   La licence d'exploitation que le DONNEUR DE SOUS-LICENCE accorde à l'entité visée est exclusive et porte au moins sur les droits stipulés dans la LICENCE SECONDAIRE. Sa contrepartie financière ne peut être supérieure à celle qui est stipulée dans la LICENCE SECONDAIRE, sauf accord de la REGION.

3. La LICENCE SECONDAIRE est conclue sous la condition résolutoire de la conclusion de la licence d'exploitation visée aux points 1. et 2. ci-avant.

4. Au cas où le DONNEUR DE SOUS-LICENCE envisage de renoncer à la LICENCE PRIMAIRE, il en informe la REGION et l'ENTREPRISE au préalable. Dans les 90 jours qui suivent la réception de cette information, la REGION peut demander au DONNEUR DE SOUS LICENCE qu'il lui transfère la titularité de la LICENCE PRIMAIRE, à titre gratuit et par préférence à tout autre candidat. Dès que le transfert est effectif, la REGION prend à sa charge les frais relatifs aux procédures de dépôt, défense ou maintien de la LICENCE PRIMAIRE.

5. Le DONNEUR DE SOUS-LICENCE et l'ENTREPRISE adressent la correspondance relative à l'exécution de la présente convention et destinée à la REGION à la Direction Générale Opérationnelle - Économie, Emploi et Recherche du Service public de Wallonie, Place de Wallonie 1, bâtiment III à 5100 Jambes. Tout changement d'adresse de la REGION, de l'ENTREPRISE ou du DONNEUR DE SOUS-LICENCE fait l'objet d'une notification écrite aux autres signataires de la présente convention.

6. En cas de contradiction entre la présente convention et d'autres stipulations qui lieraient le DONNEUR DE SOUS LICENCE et l'ENTREPRISE, les stipulations de la présente convention prévalent, même si elles sont antérieures.

7. La présente convention est conclue sous la condition suspensive que la REGION accorde l'AVANCE à l'ENTREPRISE.

8. Chroma Therapeutics propriétaire du BREVET a été informée de l'existence de la LICENCE SECONDAIRE et des dispositions légales, réglementaires ou contractuelles applicables à l'AVANCE ; la lettre jointe en annexe en atteste.

9. La présente convention est régie par le droit belge. Tout litige relatif à son interprétation ou à son exécution est de la compétence des juridictions de Namur.

Fait à Namur, le 11, 12, 2009 **en 7 exemplaires, chaque partie reconnaissant en avoir retiré au moins un.**

Pour la RÉGION

Jean-Marc NOLLET
Vice-Président
Ministre du Développement durable
et de la Fonction publique

Pour le DONNEUR DE SOUS-LICENCE

G. D. Morris

George MORRIS
Directeur ValiRx plc

Pour l'ENTREPRISE

VALIBIO SA
25, Avenue George LEMAÎTRE
6041 GOSSELIES
BELGIUM
Numéro d'entreprise 0891.006.861

Patrick ROUSSEAU
Administrateur Délégué
ValiBio SA

Annexe : Lettre de Chroma Therapeutics Limited et sa traduction française, certifiée conforme.

CLIC 5852

Chroma
THERAPEUTICS

93 Milton Park
Abingdon
Oxfordshire
OX14 4RY

18th November 2009

Mr M Charlier
Inspecteur Principal
DG06
SPW
Place des Celestines, 1
5000 Namur
BELGIUM

Dear Sirs

Chroma Therapeutics on October 3, 2007 entered on into a license agreement with ValiRx plc covering patent No. W02005/019826 A1 on the "Detection of histone modifications in cell free nucleosomes", technology commonly referred to as "Nucleosomics™"

We have been informed that on January 18, 2008 ValiRx plc entered into a sub license agreement with ValiBIO SA the fully controlled Belgium subsidiary of ValiRx plc for the exploitation of said patent in the field of oncology. We have also been informed that ValiBIO submitted a request for a funding in the form of a refundable grant to the DGO6 of the Walloon Public Service (the Walloon Region) for the "Development of a diagnostic test for colorectal cancer using" Nucleosomics™.

We have also been informed that under the rules applicable to this funding that if ValiBIO choose not to exploit the results of that research whether by reason of the termination of the license, or for other reason, than the Walloon Region would want a License to the Patent so that it can exploit the results and products developed with its support for a Diagnostic test for colorectal cancer. The terms of this license would on the same terms and conditions that currently exist between Chroma and ValiRx and ValiBIO as sub licensee with respect to obligations and liabilities, but only for a Colorectal Cancer Diagnostic

This letter is to confirm that Chroma Therapeutics is aware of this agreement and in the case that ValiBIO does not exploit the results of the research then Chroma Therapeutics will, upon notification of this by ValiRx plc, be willing in good faith to enter into a license with the Walloon Region so that the Walloon Region can exploit the results on terms substantially similar to those in the original license, in the "field" of a diagnostic Test for Colorectal cancer using Nucleosomics. Until such a license has been agreed the Walloon Region shall be entitled to continue to exploit the results in the "field" of a diagnostic Test for Colorectal cancer on the terms of the original license.

Yours faithfully

Richard Bungay
Chief Financial Officer

VALIBIO SA
25, Avenue George LEMAITRE
6041 GOSSELIES
BELGIUM
Numéro d'entreprise 0891.006.861

cc: Satu Vainikka, ValiRx plc
Patrick Rousseau, ValiBIO SA

Chroma
THERAPEUTICS

93 Milton Park
Abingdon
Oxfordshire
OX144RY

Le 18 novembre 2009.

M. M. Charlier
Inspecteur principal
DG06
SPW
Place des Célestines, 1
5000 Namur
BELGIQUE

Messieurs,

Le 3 octobre 2007, Chroma Therapeutics a conclu un accord de licence avec ValiRx plc portant sur le brevet n° W02005/019826 A1 relatif à la "détection de modifications des histones dans des nucléosomes acellulaires", une technologie connue sous le nom de "Nucleosomics™".

Nous avons appris que le 18 janvier 2008, ValiRx plc avait signé un accord de sous-licence avec ValiBIO SA, la filiale belge entièrement contrôlée de ValiRx plc pour l'exploitation dudit brevet dans le domaine de l'oncologie. En outre, ValiBIO a introduit auprès de la DG06 du Service public wallon (Région wallonne) une demande de financement sous la forme d'une subvention remboursable pour le "développement d'un test diagnostique du cancer colorectal se basant sur la technologie "Nucleosomics™".

Il nous a également été signalé que, en vertu des règles applicables à ce financement, si ValiBIO choisit de ne pas exploiter les résultats de cette recherche, que ce soit en raison de l'extinction de la licence, ou pour toute autre raison, la Région wallonne pourrait souhaiter obtenir une licence du brevet afin de pouvoir exploiter les résultats ainsi que les produits développés avec son soutien en vue d'un test diagnostique du cancer colorectal. Les clauses de cette licence, quant aux obligations et responsabilités, seront identiques à celles qui existent actuellement entre Chroma et ValiRx, et entre ValiRx et ValiBIO, dans le cadre de sa sous-licence, mais uniquement pour le diagnostic du cancer colorectal.

Ce courrier vise à confirmer que Chroma Therapeutics a connaissance de cet accord et que, si ValiBIO n'exploite pas les résultats de la recherche, elle sera, une fois notifiée par ValiRx plc, disposée en toute bonne foi, à signer un accord de licence avec la Région wallonne afin que celle-ci puisse exploiter les résultats suivant des clauses essentiellement similaires à celles de la licence d'origine, dans le "champ" d'un test diagnostique du cancer colorectal se basant sur la technologie Nucleosomics. Tant que cette licence n'a pas été adoptée, la Région wallonne est habilitée à continuer d'exploiter les résultats dans le "champ" d'un test diagnostique du cancer colorectal en vertu des modalités de la licence d'origine.

Cordialement,
[Signature]
Richard Bungay
Directeur financier

POUR TRADUCTION CONFORME
CERTIFIED TRUE TRANSLATION
VOOR EENSLUIDENDE VERTALING

STOQUART S.A. Sophie LEROY
TRADUCTEUR JURE
SWORN TRANSLATOR
BEËDIGD VERTALER
Route d'Obourg, 76-7000 Mons ☎ 065/40.25.10

Cc : Satu Vainikka, ValiRx plc
Patrick Rousseau, ValiBIO SA

VALIBIO SA
25, Avenue George L...
6041 GOSSELIES
BELGIUM
Numéro d'entreprise 08...